UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2004

JLG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number:  1-12123

PENNSYLVANIA	25-1199382
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA	17233-9533
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(7l7) 485-5161

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On May 20, 2004, JLG Industries, Inc. (the “Company”) announced that George R. Kempton has retired from the Company’s Board of Directors.

     For additional information, please refer to the Company’s May 20, 2004 press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of JLG Industries, Inc. dated May 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC. (Registrant)
Date: May 20, 2004	/s/ James H. Woodward, Jr.

James H. Woodward, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of JLG Industries, Inc. dated May 20, 2004.

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